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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011-April 30, 2012

ITEM 1.    REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report

April 30, 2012

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Expectation vs. reality

Dear Shareholder:

After a successful career abroad, Clym Yeobright, the central character of Thomas Hardy’s 19th century novel Return of the Native, resettles in the village where he grew up, expecting to live a more peaceful life. His neighbors, however, convince themselves that he is bringing to them the excitement of the broader world he left behind. The misunderstandings that result pile animosity upon disappointment.

We can see similar patterns of misplaced expectations today in the global economy and financial markets, for example, the broad embrace of fiscal austerity as a panacea to economic ills despite private sector demand already in decline. Other illustrations come to mind too. It’s not hard to understand why investors fled stocks en masse after the Internet/technology bubble burst in 2001 or why the markets tanked in 2008 when the collapse of Lehman Brothers threw a harsh light on the risks lurking in the shadow banking system. However, it is hard to understand why investors continue to shun stocks. Research firm The Leuthold Group says the S&P 500® Index has gained 107% in the 38 months since its March 2009 low. Yet according to the Investment Company Institute, U.S. stock mutual funds have seen net inflows in just ten of those 38 months. The phenomenon has not been limited to fund investors: as reported by news service Ignites on May 18, 2012, institutional investors were pulling money out of U.S. stocks even though that asset class, as measured by the S&P 500® Index, had produced attractive, positive returns year-to-date.

Following the trend may be comforting, but also may make it harder to achieve your investment goals. With uncertainty and volatility still prevalent in the financial markets, we believe the most sensible approach is to avoid trends and stick with a fully invested, well-diversified strategy. Keep your investments targeted to your long-term goals, not to the appeal of short-term profits. And as always, discuss any potential portfolio changes fully with your investment advisor before taking action.

Thank you for your confidence in ING Funds. It is our privilege to serve your investing needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

May 29, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2012

Our new fiscal year commenced in the glow of October’s 8.55% surge in global equities, represented by the MSCI World IndexSM, measured in local currencies including net reinvested dividends, based on better economic news from the U.S. The gain mostly held through December and gathered new strength in the first quarter of 2012, before new doubts arose in April. For the first half of the fiscal year the MSCI World IndexSM returned 8.71%. (The MSCI World IndexSM returned 7.54% for the six months ended April 30, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012 and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the March results of the Federal Reserve’s stress tests on banks, which indicated that 15 out of 19 large banks could maintain adequate capital levels even in a pessimistic recession scenario. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But April brought a series of let-downs. The employment report showed only 120,000 new jobs created in March, while the paring of the unemployment rate to 8.2% was in part due to workers leaving the workforce. Weekly new jobless claims seemed stuck at about 385,000; industrial production was flat for two months; durable goods orders had the worst monthly fall in three years; first quarter 2012 GDP fell more than expected to at 2.2%. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still falling on an annual basis. With the latest Federal Open Market Committee minutes showing little appetite for a third round of quantitative easing, sentiment had faded as the fiscal half-year ended.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell. But April saw disillusionment quickly set in, focused on Spain, with its uncompetitive markets, restrictive practices and nearly 25% unemployment rate. Spanish banks’ heavy drawdown from LTRO to buy Spanish government bonds, had arguably increased their vulnerability. As April ended, a growing backlash against fiscal austerity was evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell over the failure to reach a budget agreement and France where a Socialist president seemed sure to be elected in May.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.44% in the six months through April. The corporate investment grade bond sub-index outperformed, as investment grade corporates were seen as good value. While the Treasury sub-index underperformed, longer dated issues did well as the Treasury yield curve became flatter. The healthy risk appetite during most of the period drove the Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index up 6.91% in the six months through April.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 12.77%, with small losses only in November and April. Resilient S&P 500® company earnings made up for some of the macro concerns discussed above: the trailing 12-month operating earnings yield on March 31 was estimated by Standard & Poors at nearly 7%. All sector indices rose, led by consumer discretionary with a return of over 18%, followed by technology at 16%. Energy lagged, adding less than 4%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 6.76% over the first half of the fiscal year. The trading range was narrower against the pound, the dollar finally losing 0.84%. Against the yen the dollar gained 5.93%, as the Bank of Japan set a 1% inflation target in February and promised strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index rose 6.30% in the six months through April. The economy struggled to recover from the earthquake and tsunami of March 2011. But the Bank of Japan’s February initiatives raised hopes that asset reflation may be under way at last, before concerns about Europe and U.S. growth resurfaced in April. The MSCI Europe ex UK® Index added 4.21%, relieved at better U.S. data and by LTRO, albeit temporarily, but also depressed by falling fourth quarter GDP and unemployment perched at 10.8%, a euro-era high. The MSCI UK® Index rallied 5.50%. The economy unexpectedly re-entered recession in the face of slumping construction activity. But strong purchasing managers’ indices and a rebound in retail sales suggested that the 0.2% first quarter decline in GDP might be revised to a small gain.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
HFRX Global Hedge Fund Index	HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.
HFRI Fund Weighted Composite Index	HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.

3

ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

ING Alternative Beta Fund ( “Alternative Beta” or the “Fund”) seeks to achieve investment results that approximate the performance of the beta component(1) of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters, Willem van Dommelen and Paul Verloop, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.81% compared to the HFRX Global Hedge Fund Index (“HFRX Index”) and the HFRI Index which returned 1.94% and 2.55%, respectively, for the same period.

Portfolio Specifics: The Fund seeks to achieve investment results that approximate the return and risk characteristics of the beta component of the returns of the broad universe of hedge funds as a broad asset class represented by the non-investable HFRI Index. The Fund does not invest in hedge funds, but rather invests in financial instruments that give exposure to a limited set of traditional market return factors. The Fund uses a quantitative regression model to determine the relevance of and the allocation to market factors and therefore strives to identify the relevant exposures and sensitivities that hedge funds have to traditional market betas.

The Fund has a flexible risk budget, which allows short exposures as well as exposure to less traditional asset classes/factors such as volatility and commodity indices. Market factor selection is based on, among other things, liquidity, transparency and the implementation costs, as well as other criteria. The Fund adjusts its allocation to the market factors on a monthly basis. The additions or eliminations of factors are made less frequently.

The model used in the Fund determines the exposure to the market factors. These market factors are translated into instruments that can be traded efficiently and at low costs. Instruments used typically include futures and forwards. During the reporting period, the Fund took positions in the following market factors/derivatives: U.S. small cap equity (Russell 2000® Mini Index futures), emerging market equity (over-the-counter forwards on the MSCI Emerging Markets IndexSM), U.S. government bonds (U.S. 10-year Treasury note futures), currencies (DXY Index; U.S. dollar index futures) and volatility (Chicago Board Options Exchange volatility index futures).(2)

Over the course of the reporting period, the Fund maintained long exposure to equities. The Fund gradually shifted U.S. small cap equities from a long to a short position but kept a long position in emerging market equities throughout the period. The Fund maintained a consistently short exposure to volatility, to the U.S. dollar and to the U.S. government bond factor.

During the reporting period, both the benchmarks and the Fund realized positive returns. For the Fund, the positive return was driven mainly by its short exposure to volatility, as well as both its long and short exposures to U.S. small cap equities. On the other hand, the Fund’s short exposure to the U.S. dollar detracted from performance.

Current Strategy and Outlook: The Fund strategy seeks to deliver robust investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund seeks to capture the effects of such changes and to deliver replicated returns.

Hedge funds posted positive performance for the reporting period, due to a solid first quarter of 2012. In fact, hedge funds posted the best first quarter of performance in five years to begin the year, as global equity and credit markets rallied. Investors continued to allocate new capital to the hedge fund industry. Total allocations in the first quarter of 2012 exceeded $16 billion, while the total capital invested in the global hedge fund industry increased to $2.13 trillion, marking a new record.

In our view, replication strategies are attractive compared to direct hedge fund investment. The latter may suffer from high financing costs, short sell restrictions, unsystematic risk (blow-ups), lack of transparency, high fees and Illiquidity (lock-up periods). The Fund is not affected by these factors, and we believe it offers the potential to capture market opportunities that may present themselves.

(1)

The beta component to the return of a fund is generally considered to be that portion of a fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the Sub-Adviser.

(2)

Other categories that can be considered for inclusion in the model are: interest rates, credit, call overwriting and others. The derivative and financial instruments in which the Fund may invest include, among others, futures contracts, exchange-traded funds, swaps contracts, structured notes and forward contracts.

*	Effective October 1, 2011, Paul Verloop was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Alternative Beta Fund	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
Class A	$1,000.00	$1,018.10	1.40%	$7.03	$1,000.00	$1,017.90	1.40%	$7.03
Class B	$1,000.00	$1,014.60	2.15%	$10.77	$1,000.00	$1,014.17	2.15%	$10.77
Class C	$1,000.00	$1,014.60	2.15%	$10.77	$1,000.00	$1,014.17	2.15%	$10.77
Class I	$1,000.00	$1,018.90	1.08%	$5.42	$1,000.00	$1,019.50	1.08%	$5.42
Class W	$1,000.00	$1,018.90	1.15%	$5.78	$1,000.00	$1,019.14	1.15%	$5.78

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year

5

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

ASSETS:
Short-term investments at value***	$72,543,195
Cash collateral for futures	615,700
Receivable for derivatives collateral (Note 2)	640,000
Receivables:
Investments securities sold	8,414
Fund shares sold	84,316
Dividends	9,016
Prepaid expenses	39,721

Total assets	73,940,362

LIABILITIES:
Payable for fund shares redeemed	43,671,611
Payable for variation margin	38,682
Variation margin payable on open equity forwards	476,248
Payable to affiliates	55,039
Payable for directors fees	554
Other accrued expenses and liabilities	57,900

Total liabilities	44,300,034

NET ASSETS	$29,640,328

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,471,796
Accumulated net investment loss	(350,222)
Accumulated net realized gain	857,839
Net unrealized depreciation	(339,085)

NET ASSETS	$29,640,328

*** Cost of short-term investments	$72,543,195
Class A
Net assets	$4,244,534
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	396,641
Net asset value and redemption price per share	$10.70
Maximum offering price per share (5.75%)(1)	$11.35
Class B
Net assets	$79,256
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,600
Net asset value and redemption price per share†	$10.43
Class C
Net assets	$1,481,228
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	142,035
Net asset value and redemption price per share†	$10.43
Class I
Net assets	$23,027,303
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,132,092
Net asset value and redemption price per share	$10.80
Class W
Net assets	$808,007
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	74,925
Net asset value and redemption price per share	$10.78

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$46,279

Total investment income	46,279

EXPENSES:
Investment management fees	263,844
Distribution and service fees:
Class A	5,571
Class B	419
Class C	8,155
Transfer agent fees:
Class A	1,964
Class B	37
Class C	721
Class I	5,409
Class W	369
Administrative service fees	35,179
Shareholder reporting expense	12,040
Registration fees	41,628
Professional fees	20,422
Custody and accounting expense	5,224
Directors fees	2,184
Miscellaneous expense	3,022

Total expenses	406,188
Net waived and reimbursed fees	(9,886)

Net expenses	396,302

Net investment (loss)	(350,023)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,021
Futures	2,083,636
Equity forwards	561,587

Net realized gain	2,646,244

Net change in unrealized appreciation (depreciation) on:
Futures	(491,039)
Equity forwards	(519,509)

Net change in unrealized appreciation (depreciation)	(1,010,548)

Net realized and unrealized gain	1,635,696

Increase in net assets resulting from operations	$1,285,673

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment loss	$(350,023)	$(780,562)
Net realized gain (loss)	2,646,244	(1,703,344)
Net change in unrealized appreciation (depreciation)	(1,010,548)	600,763

Increase (decrease) in net assets resulting from operations	1,285,673	(1,883,143)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(234,109)
Class B	—	(4,075)
Class C	—	(87,520)
Class I	—	(1,946,504)
Class W	—	(184,813)

Total distributions	—	(2,457,021)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,029,110	28,374,899
Reinvestment of distributions	—	2,114,976

	12,029,110	30,489,875
Cost of shares redeemed	(56,504,950)	(34,026,776)

Net decrease in net assets resulting from capital share transactions	(44,475,840)	(3,536,901)

Net decrease in net assets	(43,190,167)	(7,877,065)

NET ASSETS:
Beginning of year or period	72,830,495	80,707,560

End of year or period	$29,640,328	$72,830,495

Accumulated net investment loss at end of year or period	$(350,222)	$(199)

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any	Expenses net of all reductions/additions	Net investment income (loss)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	($000’s)	(%)
ING Alternative Beta Fund
Class A
04-30-12	10.51	(0.07)		0.26	0.19	—	—	—	—	—	10.70	1.81	1.43	1.40	1.40	(1.27)	4,245	—
10-31-11	11.17	(0.14	)•	(0.16)	(0.30)	—	0.36	—	0.36	—	10.51	(2.83)	1.43	1.40	1.40	(1.30)	4,711	—
10-31-10	10.86	(0.10	)•	0.41	0.31	—	—	—	—	—	11.17	2.85	1.54	1.40	1.40	(0.87)	7,152	41
12-15-08(4) - 10-31-09	10.00	0.02		0.90	0.92	0.02	—	0.04	0.06	—	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
04-30-12	10.28	(0.11)		0.26	0.15	—	—	—	—	—	10.43	1.46	2.18	2.15	2.15	(2.02)	79	—
10-31-11	11.01	(0.22	)•	(0.15)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	99	—
10-31-10	10.79	(0.18)		0.40	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.69)	125	41
12-15-08(4) - 10-31-09	10.00	(0.13	)•	0.98	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
04-30-12	10.28	(0.12)		0.27	0.15	—	—	—	—	—	10.43	1.46	2.18	2.15	2.15	(2.02)	1,481	—
10-31-11	11.01	(0.22	)•	(0.15)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	1,824	—
10-31-10	10.79	(0.19	)•	0.41	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.78)	2,793	41
12-15-08(4) - 10-31-09	10.00	(0.19	)•	1.04	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
04-30-12	10.60	(0.05	)•	0.25	0.20	—	—	—	—	—	10.80	1.89	1.11	1.08	1.08	(0.95)	23,027	—
10-31-11	11.21	(0.10)		(0.15)	(0.25)	—	0.36	—	0.36	—	10.60	(2.36)	1.07	1.04	1.04	(0.94)	65,240	—
10-31-10	10.89	(0.10	)•	0.42	0.32	—	—	—	—	—	11.21	2.94	1.29	1.15	1.15	(0.91)	61,685	41
12-15-08(4) - 10-31-09	10.00	0.01	•	0.94	0.95	0.02	—	0.04	0.06	—	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
04-30-12	10.58	(0.06)		0.26	0.20	—	—	—	—	—	10.78	1.89	1.18	1.15	1.15	(1.02)	808	—
10-31-11	11.21	(0.11	)•	(0.16)	(0.27)	—	0.36	—	0.36	—	10.58	(2.55)	1.18	1.15	1.15	(1.02)	956	—
10-31-10	10.88	(0.08	)•	0.41	0.33	—	—	—	—	—	11.21	3.03	1.29	1.15	1.15	(0.72)	8,953	41
12-15-08(4) - 10-31-09	10.00	(0.10	)•	1.04	0.94	0.02	—	0.04	0.06	—	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are eleven separate active investment series, which comprise the Company. This report is for Alternative Beta, which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses. Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the

10

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest

11

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement,

in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends

12

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk related to OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. As of April 30, 2012, the Fund was not subject to the potential risk of loss as the OTC derivatives were in a net unrealized loss position with the same counterparty.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty.

The contingent features are established within the Fund’s Master Agreements.

At April 30, 2012, the Fund had a net liability position of $467,834 on open OTC equity forwards with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2012, the Fund could have been required to pay this amount in cash to its counterparty. The Fund posted $640,000 in cash collateral to its counterparty as of April 30, 2012.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2012, the Fund has both purchased and sold futures contracts on various equity, foreign exchange, and interest rate indices to gain its exposure to each market risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2012, the Fund had an average notional value of $6,060,618 and $10,542,447 on futures contracts purchased and sold, respectively.

E. Equity Forward Contracts. An equity forward contract is an over-the-counter (“OTC”) agreement

13

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index or basket of equity stock at a given price at a given date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the agreement and/or the risk of an imperfect correlation in the movement of the contracts price.

During the period ended April 30, 2012, the Fund had an average notional value of $6,311,383 and $2,304,775 on equity forwards purchased and sold, respectively. The Fund uses equity forwards as one of their seven financial factors to gain or decrease exposure to emerging markets.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2012, there were no purchases and proceeds from the sales of long-term securities.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, based on the average daily net assets of the Fund.

ING Investment Management Advisors, B.V. (“IIMA”), a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the business subject to the restructuring plan. The restructuring plan may result in the Investment Advisor’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class B and Class C of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 1.00%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares.

For the period ended April 30, 2012, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charge	$463	N/A
Contingent Deferred Sales Charges	$—	$—

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2012, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$46,832	$6,023	$2,184	$55,039

At April 30, 2012, the following ING Funds, owned more than 5% of the Fund:

ING Global Target Payment Fund (14.93%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to 1.40%, 2.15%, 2.15%, 1.15% and 1.15% for Class A, Class B, Class C, Class I and Class W, respectively.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of April 30, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30
2013	2014	2015	Total
$128,362	$4,320	$26,739	$159,421

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended April 30, 2012 the Fund did not have any loans outstanding under the Credit Agreement.

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Alternative Beta
Class A
4/30/2012	82,098	—	—	(133,700)	(51,602)	862,662	—	—	(1,410,089)	(547,427)
10/31/2011	353,657	—	19,689	(565,631)	(192,285)	3,912,575	—	215,983	(6,125,854)	(1,997,296)
Class B
4/30/2012	269	—	—	(2,321)	(2,052)	2,800	—	—	(23,747)	(20,947)
10/31/2011	57	—	321	(2,093)	(1,715)	610	—	3,465	(22,892)	(18,817)
Class C
4/30/2012	7,446	—	—	(42,789)	(35,343)	76,111	—	—	(442,045)	(365,934)
10/31/2011	62,542	—	3,590	(142,457)	(76,325)	677,451	—	38,740	(1,525,873)	(809,682)
Class I
4/30/2012	1,035,529	—	—	(5,060,420)	(4,024,891)	11,059,405	—	—	(54,438,258)	(43,378,853)
10/31/2011	2,152,631	—	152,113	(1,649,298)	655,446	23,687,496	—	1,674,764	(18,149,667)	7,212,593
Class W
4/30/2012	2,631	—	—	(18,086)	(15,455)	28,132	—	—	(190,811)	(162,680)
10/31/2011	8,936	—	16,532	(733,786)	(708,318)	96,767	—	182,024	(8,202,490)	(7,923,699)

NOTE 10 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for fed income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions to shareholders during the six months ended April 30, 2012. The tax composition of dividends and distributions to shareholders for the year ended October 31, 2011 was as follows:

Ordinary Income	Long-Term Capital Gains
$546,233	$1,910,788

The tax-basis components of distributable earnings as of the Fund’s tax year-end of October 31, 2011 were:

Capital Loss Carryforward	Expiration
$(1,116,942)	2019

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by the jurisdictions is the Fund’s initial tax year 2008.

As of April 30, 2012, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 12 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

18

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2012 (UNAUDITED)

SHORT-TERM INVESTMENTS: 244.7%
	Mutual Funds: 244.7%
72,543,195	BlackRock Liquidity Funds, TempFund, Institutional Class(1) (Cost $72,543,195)	72,543,195	244.7
	Total Short-Term Investments (Cost $72,543,195)	72,543,195	244.7

	Liabilities in Excess of Other Assets	(42,902,867)	(144.7)

	Net Assets	$29,640,328	100.0

Cost for federal income tax purposes is the same as for financial statement purposes.

(1)

The investment objective of BlackRock Liquidity Funds, TempFund, Institutional Class (“TempFund”) is to seek as high a level of current income as is consistent with liquidity and stability of principal. TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and U.S. commercial obligations and repurchase agreements secured by such obligations. The TempFund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less.

In addition, the TempFund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when-issued and delayed delivery securities.

The securities purchased by the TempFund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission. The TempFund will only purchase securities that present minimal credit risk as determined by the TempFund’s investment manager, BlackRock, pursuant to guidelines approved by the BlackRock Liquidity Funds’ Board of Trustees. For complete financial statements of the BlackRock TempFund, including the notes and management’s discussion and analysis on fund performance, please visit www.sec.gov.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Short-Term Investments	$72,543,195	$—	$—	$72,543,195

Total Investments, at value	$72,543,195	$—	$—	$72,543,195

Other Financial Instruments+
Futures	154,024	—	—	154,024
Equity forward contracts	—	8,414	—	8,414

Total Assets	$72,697,219	$8,414	$—	$72,705,633

Liabilities Table
Other Financial Instruments+
Equity forward contracts	$—	$(476,248)	$—	$(476,248)
Futures	(25,275)	—	—	(25,275)

Total Liabilities	$(25,275)	$(476,248)	$—	$(501,523)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

19

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING Alternative Beta Fund Open OTC Equity Forward Contracts on April 30, 2012:

Contract Description	Counterparty	Number of Contracts	Expiration Date	Position	Notional Value	Unrealized Appreciation/ (Depreciation)
MSCI Daily Total Return Net Emerging Markets Index (NDUEEGF)	Societe Generale	31,486	06/11/12	Long	$12,572,463	$(476,248)
MSCI Daily Total Return Net Emerging Markets Index (NDUEEGF)	Societe Generale	(17,222)	06/11/12	Short	(6,914,325)	8,414

					$5,658,138	$(467,834)

ING Alternative Beta Fund Open Futures Contracts on April 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
CBOE Volatility Index (VIX)	(30)	05/15/12	$(553,500)	$86,362
Russell 2000® Mini Index	(7)	06/15/12	(570,430)	7,157
U.S. Dollar Index	(37)	06/18/12	(2,917,376)	60,505
U.S. Treasury 10-Year Note	(15)	06/20/12	(1,988,044)	(25,275)

			$(6,029,350)	$128,749

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$101,933
Foreign exchange contracts	Net Assets — Unrealized appreciation*	60,505

Total Asset Derivatives		$162,438

Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$476,248
Interest rate contracts	Net Assets — Unrealized depreciation*	25,275

Total Liability Derivatives		$501,523

*	Includes cumulative appreciation/depreciation of equity forward contracts and futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$561,587	$2,294,945	$2,856,532
Foreign exchange contracts	—	(187,232)	(187,232)
Interest rate contracts	—	(24,077)	(24,077)

Total	$561,587	$2,083,636	$2,645,223

See Accompanying Notes to Financial Statements

20

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$(519,509)	$(456,926)	$(976,435)
Foreign exchange contracts	—	(13,944)	(13,944)
Interest rate contracts	—	(20,169)	(20,169)

Total	$(519,509)	$(491,039)	$(1,010,548)

See Accompanying Notes to Financial Statements

21

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, including specific considerations with respect to ING Alternative Beta Fund (the “Alternative Beta Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee

recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (vix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the

22

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”).

In evaluating the investment performance of ING Alternative Beta Fund, the Board noted that the Fund seeks investment results that approximate the return and risk characteristics of the beta component of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (the “HFRI Index”), and that the differences between the performance of the Fund and the performance of the HFRI Index during relevant time periods have been reasonable. Additionally, the Board noted that the Fund underperformed its benchmark index for the most recent calendar quarter and outperformed its benchmark index for the year-to-date and one-year the periods. The Board concluded that the performance of the Fund is satisfactory.

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

In assessing the reasonableness of the management fee for the Alternative Beta Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded that the management fee charged to the Alternative Beta Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints at this time.

26

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-ALTBETA	(0412-062012)

Semi-Annual Report

April 30, 2012

Classes A, C, I, R, and W

Global Fund-of-Funds

■  ING Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	20
Advisory Contract Approval Discussion	22
Additional Information	27

Go Paperless with E-Delivery!

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (″SEC″) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Expectation vs. reality

Dear Shareholder,

After a successful career abroad, Clym Yeobright, the central character of Thomas Hardy’s 19th century novel Return of the Native, resettles in the village where he grew up, expecting to live a more peaceful life. His neighbors, however, convince themselves that he is bringing to them the excitement of the broader world he left behind. The misunderstandings that result pile animosity upon disappointment.

We can see similar patterns of misplaced expectations today in the global economy and financial markets, for example, the broad embrace of fiscal austerity as a panacea to economic ills despite private sector demand already in decline. Other illustrations come to mind too. It’s not hard to understand why investors fled stocks en masse after the Internet/technology bubble burst in 2001 or why the markets tanked in 2008 when the collapse of Lehman Brothers threw a harsh light on the risks lurking in the shadow banking system. However, it is hard to understand why investors continue to shun stocks. Research firm The Leuthold Group says the S&P 500® Index has gained 107% in the 38 months since its March 2009 low. Yet according to the Investment Company Institute, U.S. stock mutual funds have seen net inflows in just ten of those 38 months. The phenomenon has not been limited to fund investors: as reported by news service Ignites on May 18, 2012, institutional investors were pulling money out of U.S. stocks even though that asset class, as measured by the S&P 500® Index, had produced attractive, positive returns year-to-date.

Following the trend may be comforting, but also may make it harder to achieve your investment goals. With uncertainty and volatility still prevalent in the financial markets, we believe the most sensible approach is to avoid trends and stick with a fully invested, well-diversified strategy. Keep your investments targeted to your long-term goals, not to the appeal of short-term profits. And as always, discuss any potential portfolio changes fully with your investment advisor before taking action.

Thank you for your confidence in ING Funds. It is our privilege to serve your investing needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 29, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2012

Our new fiscal year commenced in the glow of October’s 8.55% surge in global equities, represented by the MSCI World IndexSM, measured in local currencies including net reinvested dividends, based on better economic news from the U.S. The gain mostly held through December and gathered new strength in the first quarter of 2012, before new doubts arose in April. For the first half of the fiscal year the MSCI World Index SM returned 8.71%. (The MSCI World IndexSM returned 7.54% for the six months ended April 30, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012 and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the March results of the Federal Reserve’s stress tests on banks, which indicated that 15 out of 19 large banks could maintain adequate capital levels even in a pessimistic recession scenario. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But April brought a series of let-downs. The employment report showed only 120,000 new jobs created in March, while the paring of the unemployment rate to 8.2% was in part due to workers leaving the workforce. Weekly new jobless claims seemed stuck at about 385,000; industrial production was flat for two months; durable goods orders had the worst monthly fall in three years; first quarter 2012 GDP fell more than expected to at 2.2%. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still falling on an annual basis. With the latest Federal Open Market Committee minutes showing little appetite for a third round of quantitative easing, sentiment had faded as the fiscal half-year ended.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell. But April saw disillusionment quickly set in, focused on Spain, with its uncompetitive markets, restrictive practices and nearly 25% unemployment rate. Spanish banks’ heavy drawdown from LTRO to buy Spanish government bonds, had arguably increased their vulnerability. As April ended, a growing backlash against fiscal austerity was evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell over the failure to reach a budget agreement and France where a Socialist president seemed sure to be elected in May.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.44% in the six months through April. The corporate investment grade bond sub-index outperformed, as investment grade corporates were seen as good value. While the Treasury sub-index underperformed, longer dated issues did well as the Treasury yield curve became flatter. The healthy risk appetite during most of the period drove the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index up 6.91% in the six months through April.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 12.77%, with small losses only in November and April. Resilient S&P 500® company earnings made up for some of the macro concerns discussed above: the trailing 12-month operating earnings yield on March 31 was estimated by Standard & Poors at nearly 7%. All sector indices rose, led by consumer discretionary with a return of over 18%, followed by technology at 16%. Energy lagged, adding less than 4%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 6.76% over the first half of the fiscal year. The trading range was narrower against the pound, the dollar finally losing 0.84%. Against the yen the dollar gained 5.93%, as the Bank of Japan set a 1% inflation target in February and promised strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index rose 6.30% in the six months through April. The economy struggled to recover from the earthquake and tsunami of March 2011. But the Bank of Japan’s February initiatives raised hopes that asset reflation may be under way at last, before concerns about Europe and U.S. growth resurfaced in April. The MSCI Europe ex UK® Index added 4.21%, relieved at better U.S. data and by LTRO, albeit temporarily, but also depressed by falling fourth quarter GDP and unemployment perched at 10.8%, a euro-era high. The MSCI UK® Index rallied 5.50%. The economy unexpectedly re-entered recession in the face of slumping construction activity. But strong purchasing managers’ indices and a rebound in retail sales suggested that the 0.2% first quarter decline in GDP might be revised to a small gain.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Dow Jones Moderate Portfolio Index — Global Series
An unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO MANAGERS’ REPORT

Asset Allocation as of April 30, 2012 (as a percentage of net assets)

ING Index Plus International Equity Fund — Class I	20.4%
ING Intermediate Bond Fund — Class I	15.0%
ING Global Bond Fund — Class I	10.3%
ING Emerging Markets Equity Fund — Class I	10.3%
ING MidCap Opportunities Fund — Class I	9.2%
ING Equity Dividend Fund — Class I	8.7%
ING Large Cap Growth Fund Class I	6.6%
ING Alternative Beta Fund — Class I	5.1%
ING International SmallCap Fund — Class I	5.1%
ING Global Real Estate Fund — Class I	4.1%
ING Floating Rate Fund — Class I	3.1%
ING High Yield Bond Fund — Class I	2.1%
ING Small Company Fund — Class I	2.0%
Liabilities in Excess of Other Assets*	(2.0)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.61% compared to the Dow Jones Moderate Portfolio Index (“DJ MP”) — Global Series which returned 5.98% for the same period. During the period, the Fund made level monthly payments of $0.045 per share for Class A shares.

Portfolio Specifics: The Fund is a global fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the Underlying Funds (the “Target Allocations”). The Fund’s strategic allocation benchmark, the Global Target Payment Composite Index (“GTP Composite Index”), reflects these Target Allocations and returned 5.53% for the same period. The GTP Composite Index consisted of 8.5% Russell 1000® Value Index, 6.5% Russell 1000® Growth Index, 9% Russell Mid Cap Index; 2% Russell 2000® Index; 20% MSCI EAFE® Index; 5% MSCI EAFE® Small Cap Index; 10% MSCI Emerging Markets IndexSM Index; 4% S&P Developed Property Index; 5% HFRX Global Hedge Fund Index; 15% Barclays Capital U.S. Aggregate Bond Index, 12% Barclays Capital Global Aggregate Bond Index, and 3% S&P/LSTA Leverage Loan Index as of April 30, 2012. The Fund’s outperformance versus the GTP Composite index was due in large part to beneficial tactical asset allocation decisions and the outperformance of the underlying funds against their individual benchmarks.

Target Allocations as of April 30, 2012 (percent of net assets)

Large Cap	15%
Mid Cap	9%
Small Cap	2%
International Equity	25%
Emerging Markets	10%
Real Estate	4%
Alternatives	5%
Fixed Income	30%
Portfolio holdings are subject to change daily.

Over the past six months, positive performance from tactical asset allocation decisions was driven primarily by an overweight to high yield bonds and a corresponding underweight to core bonds. We believed high yield would outperform for a number of reasons, including investors searching for yield as the European sovereign debt crisis quieted down and spreads narrowed. We preferred a high yield overweight to equities, for its yield cushion and lower volatility. With spreads tightening at the end of 2011 into 2012, we felt it was prudent to take profits on the position and cut our tactical overweight position in high yield bonds to neutral.

Also contributing to the Fund’s outperformance over the period was the performance of the underlying funds. Within equities the main contributors included ING International SmallCap Fund (formerly ING International SmallCap Multi-Manager Fund) outperforming the MSCI EAFE® Small Cap Index, ING Small Company Fund outperforming the Russell 2000® Index and ING MidCap Opportunities Fund outperforming the Russell Mid Cap Index. Within fixed income the main contributors were ING Intermediate Bond Fund outperforming the Barclays Capital U.S. Aggregate Bond Index and ING Global Bond Fund outperforming the Barclays Capital Global Aggregate Bond Index. The main detractor was ING Global Real Estate Fund underperforming the S&P Developed Property Index. During the period ING Growth Opportunities Fund was replaced by the ING Large Cap Growth Fund.

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices including the S&P 500® Index, the S&P 400 Index, the MSCI Emerging Markets Index SM and the MSCI EAFE® Index. The Fund’s option portfolio, driven by the equity rally, had a slightly negative impact on overall performance during the period.

Current Strategy and Outlook: Risk assets have moved lower across the globe as worries of slowing growth have weighed on investors’ minds. Nonetheless, the U.S. economic recovery has proven to be resilient in the face of Europe’s troubles, the deceleration of emerging markets and the slowing of China. We feel U.S. based assets will continue to benefit from their safe-haven status. In addition, we believe U.S. consumers would stand to benefit if commodity prices — oil in particular — continued to slow. In our opinion, Europe, where Greece has been unable to form a stable government following elections, will continue to be the epicenter of global financial risks.

Keeping a watchful eye on the ongoing structural shifts in global growth potential, our strategy positioning reflects our lower forecast this year for international developed and emerging markets through a recent shift to a higher domestic allocation. We are also closely monitoring the strategies underlying alternative funds, as we observe increased market volatility, net outflows and asymmetrical return distributions among the “alternative” asset classes.

*	Please see the Fund’s “Additional Information” section regarding the MPP.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
ING Global Target Payment Fund
Class A	$1,000.00	$1,066.10	0.49%	$2.52	$1,000.00	$1,022.42	0.49%	$2.47
Class C	1,000.00	1,062.10	1.24	6.37	1,000.00	1,018.69	1.24	6.23
Class I	1,000.00	1,067.60	0.22	1.14	1,000.00	1,023.76	0.22	1.11
Class R	1,000.00	1,064.80	0.74	3.81	1,000.00	1,021.17	0.74	3.73
Class W	1,000.00	1,067.80	0.24	1.24	1,000.00	1,023.66	0.24	1.21

*	The annualized expense ratios do not include expenses of Underlying Funds.

**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

ASSETS:
Investments in affiliated underlying funds**	$88,255,564
Short-term investments at value***	448,225
Receivables:
Investments in affiliated underlying funds sold	2,108,367
Fund shares sold	281,867
Dividends	25,526
Prepaid expenses	57,351
Reimbursement due from manager	13,553
Total assets	91,190,453
LIABILITIES:
Income distribution payable	135,428
Payable for investments in affiliated underlying funds purchased	2,162,715
Payable for fund shares redeemed	1,829,254
Payable to affiliates	39,326
Payable for directors fees	250
Other accrued expenses and liabilities	56,068
Written options, at fair valueˆ	413,529
Total liabilities	4,636,570
NET ASSETS	$86,553,883

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$84,666,375
Distributions in excess of net investment income	(157,221)
Accumulated net realized gain	714,654
Net unrealized appreciation	1,330,075
NET ASSETS	$86,553,883

** Cost of investments in affiliated underlying funds	$86,806,228
*** Cost of short-term investments	$448,225
ˆ Premiums received on written options	$294,267

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Class A
Net assets	$55,618,214
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,486,169
Net asset value and redemption price per share	$8.57
Maximum offering price per share (5.75%)(1)	$9.09

Class C
Net assets	$18,875,313
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,127,877
Net asset value and redemption price per share†	$8.87

Class I
Net assets	$4,641,395
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	541,834
Net asset value and redemption price per share	$8.57

Class R
Net assets	$3,057
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	357
Net asset value and redemption price per share	$8.57

Class W
Net assets	$7,415,904
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	867,034
Net asset value and redemption price per share	$8.55

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,224,208
Dividends	419
Total investment income	1,224,627

EXPENSES:
Investment management fees	32,470
Distribution and service fees:
Class A	63,420
Class C	86,690
Class R	7
Transfer agent fees:
Class A	6,480
Class C	2,214
Class I	151
Class R	1
Class W	926
Administrative service fees	40,587
Shareholder reporting expense	10,566
Registration fees	49,232
Professional fees	26,494
Custody and accounting expense	5,310
Directors fees	1,292
Miscellaneous expense	4,752
Interest expense	23
Total expenses	330,615
Net waived and reimbursed fees	(83,136)
Net expenses	247,479
Net investment income	977,148

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	636,767
Sale of affiliated underlying funds	1,344,683
Written options	86,401
Net realized gain	2,067,851
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	2,043,363
Written options	(151,649)
Net change in unrealized appreciation (depreciation)	1,891,714
Net realized and unrealized gain	3,959,565
Increase in net assets resulting from operations	$4,936,713

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$977,148	$1,114,352
Net realized gain	2,067,851	772,296
Net change in unrealized appreciation (depreciation)	1,891,714	(2,886,716)
Increase (decrease) in net assets resulting from operations	4,936,713	(1,000,068)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,035,729)	(1,454,862)
Class C	(289,827)	(314,542)
Class I	(126,868)	(161,256)
Class R	(51)	(26)
Class W	(156,181)	(155,545)
Return of capital:
Class A	(603,174)	(1,493,347)
Class C	(206,204)	(369,708)
Class I	(70,785)	(151,127)
Class R	(42)	(21)
Class W	(90,042)	(135,573)
Total distributions	(2,578,903)	(4,236,007)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,152,132	44,153,315
Reinvestment of distributions	1,805,463	2,535,033
	19,957,595	46,688,348
Cost of shares redeemed	(17,106,230)	(12,240,250)
Net increase in net assets resulting from capital share transactions	2,851,365	34,448,098
Net increase in net assets	5,209,175	29,212,023

NET ASSETS:
Beginning of year or period	81,344,708	52,132,685
End of year or period	$86,553,883	$81,344,708
Undistributed (distributions in excess of) net investment income at end of year or period	$(157,221)	$474,287

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses, before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses, net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-12	8.30	0.11		0.43	0.54	0.17	—	0.10	0.27	8.57	6.61	0.70	0.49	0.49	2.49	55,618	26
10-31-11	8.79	0.16		(0.11)	0.05	0.26	—	0.28	0.54	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12	0.55	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)–10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
04-30-12	8.59	0.08		0.45	0.53	0.15	—	0.10	0.25	8.87	6.21	1.45	1.24	1.24	1.83	18,875	26
10-31-11	9.09	0.08	•	(0.09)	(0.01)	0.21	—	0.28	0.49	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12	0.47	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)–10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
04-30-12	8.30	0.11		0.44	0.55	0.18	—	0.10	0.28	8.57	6.76	0.43	0.22	0.22	2.88	4,641	26
10-31-11	8.78	0.18		(0.10)	0.08	0.28	—	0.28	0.56	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12	0.57	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)–10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class R
04-30-12	8.30	0.10	•	0.43	0.53	0.16	—	0.10	0.26	8.57	6.48	0.95	0.74	0.74	2.37	3	26
08-05-11(5)–10-31-11	8.41	0.03	•	(0.01)	0.02	0.07	—	0.06	0.13	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
04-30-12	8.28	0.12		0.43	0.55	0.18	—	0.10	0.28	8.55	6.78	0.45	0.24	0.24	2.82	7,416	26
10-31-11	8.77	0.16	•	(0.09)	0.07	0.28	—	0.28	0.56	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12	0.57	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)–10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series, which comprise the Company. This report is for Global Target Payment, which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuations of the Fund’s investments in Underlying Funds are based on the net asset values (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Direct investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

The Fund’s Managed Payment Policy (“MPP”) is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s Managed Payment Policy.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required.

Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2012.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2012, the total value of written OTC call options subject to Master Agreements in a net liability position was $413,529. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the period ended April 30, 2012, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the Affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2012.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the period ended April 30, 2012, the cost of purchases and proceeds from the sales of the Affiliated Underlying Funds were $24,355,929 and $21,664,132, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2012, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$38,636	$—
Contingent Deferred Sales Charges	$5,809	$185

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2012, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$ 5,725	$ 7,155	$ 26,446	$ 39,326

At April 30, 2012, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Fund:

Subsidiary	Percentage
Reliastar Life Insurance Company	17.17%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class R(1)	Class W(1)
1.30%	2.05%	1.05%	1.55%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund. As of April 30, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30,
2013	2014	2015	Total
$232,465	$141,192	$164,154	$537,811

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in Written OTC Call Options on equity indices for the period ended April 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/11	141,325	$404,808
Options Written	925,538	1,882,322
Options Expired	(392,402)	(791,738)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(520,589)	(1,201,125)
Balance at 04/30/12	153,872	$294,267

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended April 30, 2012, the Fund utilized the line of credit as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Target Payment	1	$675,000	1.22%

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
4/30/2012	1,433,592	107,771	(1,365,046)	176,317	12,080,937	908,797	(11,152,607)	1,837,127
10/31/2011	2,694,758	151,701	(1,030,187)	1,816,272	23,855,534	1,325,059	(8,959,655)	16,220,938
Class C
4/30/2012	387,192	52,458	(265,852)	173,798	3,389,558	457,288	(2,308,324)	1,538,522
10/31/2011	1,304,020	67,601	(141,855)	1,229,766	11,931,059	609,368	(1,266,709)	11,273,718
Class I
4/30/2012	96,724	23,458	(236,870)	(116,688)	811,330	197,653	(2,020,295)	(1,011,312)
10/31/2011	231,433	35,747	(49,427)	217,753	2,061,276	312,383	(426,338)	1,947,321
Class R
4/30/2012	—	—	—	—	—	—	—	—
8/5/2011 (1)–10/31/2011	357	—	—	357	3,000	—	—	3,000
Class W
4/30/2012	222,318	28,739	(192,889)	58,168	1,870,307	241,725	(1,625,003)	487,028
10/31/2011	703,273	33,277	(178,244)	558,306	6,302,446	288,223	(1,587,548)	5,003,121

(1)	Commencement of operations.

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information. The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current tax period ending April 30, 2012 has been estimated below and may change after the Fund’s tax year-end of December 31, 2012. The tax composition of

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2012		Tax Year Ended December 31, 2011
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$1,029,582	$728,693	$2,567,343	$1,942,638

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the Fund’s tax year-end of December 31, 2011 were:

Unrealized Depreciation	Capital Loss Carryforward	Expiration
$(3,960,859)	$(126,401)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of April 30, 2012, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2012, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 1, 2012	May 30, 2012
Class C	$0.0410	June 1, 2012	May 30, 2012
Class I	$0.0470	June 1, 2012	May 30, 2012
Class R	$0.0430	June 1, 2012	May 30, 2012
Class W	$0.0470	June 1, 2012	May 30, 2012

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 102.0%
		Affiliated Investment Companies: 102.0%
410,839	@	ING Alternative Beta Fund — Class I	$4,441,171	5.1
778,490		ING Emerging Markets Equity Fund — Class I	8,859,211	10.3
680,795	@	ING Equity Dividend Fund — Class I	7,536,404	8.7
264,179		ING Floating Rate Fund — Class I	2,676,136	3.1
769,579		ING Global Bond Fund — Class I	8,873,250	10.3
208,257		ING Global Real Estate Fund — Class I	3,542,450	4.1
226,880		ING High Yield Bond Fund — Class I	1,776,468	2.1
2,277,511		ING Index Plus International Equity Fund — Class I	17,673,488	20.4
1,303,020		ING Intermediate Bond Fund — Class I	12,991,111	15.0
117,741	@	ING International SmallCap Fund — Class I	4,435,296	5.1
559,435	@	ING Large Cap Growth Fund Class I	5,739,799	6.6
358,302		ING MidCap Opportunities Fund — Class I	7,950,720	9.2
115,565		ING Small Company Fund — Class I	1,760,060	2.0

		Total Mutual Funds (Cost $86,806,228)	88,255,564	102.0

SHORT-TERM INVESTMENTS: 0.5%
		Mutual Funds: 0.5%
448,225		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $448,225)	$448,225	0.5

		Total Short-Term Investments (Cost $448,225)	448,225	0.5

		Total Investments in Securities (Cost $87,254,453)	$88,703,789	102.5
		Liabilities in Excess of Other Assets	(2,149,906)	(2.5)
		Net Assets	$86,553,883	100.0

@	Non-income producing security
	Cost for federal income tax purposes is $87,426,332.

	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$3,322,696
	Gross Unrealized Depreciation	(2,045,239)
	Net Unrealized Appreciation	$1,277,457

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Mutual Funds	$88,255,564	$—	$—	$88,255,564
Short-Term Investments	448,225	—	—	448,225
Total Investments, at value	$88,703,789	$—	$—	$88,703,789
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(413,529)	$—	$(413,529)
Total Liabilities	$—	$(413,529)	$—	$(413,529)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING Global Target Payment Fund Written OTC Options on April 30, 2012:

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
91,289	Goldman Sachs & Co.	Call on iShares® MSCI EAFE Index	52.800 USD	05/24/12	$120,018	$(165,420)
57,678	Goldman Sachs & Co.	Call on iShares® MSCI EME Index	41.610 USD	05/24/12	63,601	(76,689)
2,653	Goldman Sachs & Co.	Call on S&P 500® Index	1,371.970 USD	05/24/12	63,333	(96,439)
2,252	Goldman Sachs & Co.	Call on S&P MidCap 400® Index	968.210 USD	05/24/12	47,315	(74,981)
			Total Written OTC Options		$294,267	$(413,529)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$413,529
Total Liability Derivatives		$413,529

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$86,401
Total	$86,401

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(151,649)
Total	$(151,649)

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, including specific considerations with respect to ING Global Target Payment Fund (the “Target Payment Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (vix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”).

In evaluating the investment performance of the Target Payment Fund, the Board noted that: (i) the Fund underperformed its Morningstar category median for each period presented; (ii) the Fund underperformed its benchmark index for each period presented; and (iii) the Fund is ranked in its Morningstar category in the third quintile for each of the year-to-date and three-year periods and in the fourth quintile for the most recent calendar quarter and one-year period. The Board also noted that the Fund provided monthly distributions to shareholders throughout the year consistent with the Funds managed payment policy and its primary investment objective. The Board noted recent changes to the underlying fund line-up and strategy modifications designed to allow the Sub-Adviser to make tactical asset allocations for the Fund more efficiently by using derivatives. The Board concluded that the performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advisory services. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

In assessing the reasonableness of the management fee for the Target Payment Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded that the management fee charged to the Target Payment Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, at this time.

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2012, the Fund is making a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for Class I and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2012 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.60% for Class A shares, 5.85% for Class C shares, 6.85% for each of Class I and Class W shares and 6.35% for Class R shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A shares, $410 from their holdings in Class C, $470 from their holdings in Class I or Class W shares, and $430 from holdings in Class R shares of the Fund during 2012.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, for the Fund’s shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund’s Class A, C, I, R and W shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-AGTPALL (0412-062012)

Item 2.    Code of Ethics.

Not required for semi-annual filing.

Item 3.    Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.    Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.    Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.    Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.    Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.    Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 3, 2012

By:	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: July 3, 2012